UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 22, 2005
Date of Report (Date of earliest event reported)

Matria Healthcare, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-20619	20-2091331

(Commission File Number)	(IRS Employer Identification No.)

1850 Parkway Place, Marietta, GA	30067

(Address of Principal Executive Offices)	(Zip Code)

770-767-4500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     The following information is being furnished pursuant to Item 2.02 of Form 8-K. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On February 22, 2005, Matria Healthcare, Inc. issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2004 and reaffirming its first quarter 2005 guidance. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The attached press release includes a presentation of net earnings (and net earnings per share), earnings from continuing operations and loss from discontinued operations, excluding certain unusual items, for the fourth quarter and year ended December 31, 2004. Such measures are not measures of financial performance under GAAP and should not be considered as alternatives to net earnings (and net earnings per share), earnings from continuing operations and loss from discontinued operations, as computed under GAAP for the applicable period. The Company considers net earnings (and net earnings per share), earnings from continuing operations and loss from discontinued operations, to be the most comparable GAAP measures and the Company has presented reconciling information in the press release.

     The non-GAAP measures described above exclude the costs associated with repurchasing $120 million in aggregate principal amount of the Company’s 11% Series B Senior Notes due 2008 and the gain from the sale of substantially all of the assets of the Company’s Pharmacy and Supplies Business and a restructuring charge. Management uses earnings measures adjusted to exclude such items as part of its evaluation of the performance of the Company. The Company believes that these measures provide useful information to investors because the items that are excluded relate to unusual events that resulted in a significant impact and are not likely to recur regularly or in predictable amounts and, consequently, presenting net earnings and earnings per share, excluding such unusual items, is meaningful supplemental information for investors.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

   The following exhibit is furnished herewith:

99.1	Press Release, dated February 22, 2005

SIGNATURES

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Matria Healthcare, Inc.
By:	/s/ Parker H. Petit

Parker H. Petit Chairman and Chief Executive Officer

Dated: February 23, 2005

EXHIBIT INDEX

Exhibit
Number	Description of Exhibits
99.1	Press Release, dated February 22, 2005.